Invesco High Income 2024 Target Term Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	CE-HIN2024TT-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2019
(Unaudited)
Principal Amount		Value
Collateralized Mortgage Obligations–115.32%(a)
CD Mortgage Trust, Series 2017-CD3, Class D, 3.25%, 01/10/2027(b)(c)	$2,000,000	$1,825,744
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class D, 5.09%, 02/10/2024(c)(d)	500,000	531,127
Series 2014-GC19, Class XA, IO, 1.16%, 01/10/2024(b)(d)	42,043,122	1,962,342
Series 2014-GC23, Class D, 4.50%, 07/10/2024(b)(c)(d)	3,000,000	2,880,686
Commercial Mortgage Trust,
Series 2013-CR13, Class D, 4.90%, 02/10/2028(c)(d)	3,250,000	3,302,736
Series 2014-CR14, Class C, 4.64%, 02/10/2027(d)	1,000,000	1,020,672
Series 2014-CR19, Class C, 4.74%, 08/10/2024(d)	3,000,000	3,154,989
Series 2014-CR19, Class D, 4.74%, 08/10/2024(b)(c)(d)	4,000,000	3,901,728
Series 2014-LC15, Class XA, IO, 1.11%, 12/10/2023(b)(d)	44,798,225	1,956,845
Series 2014-UBS4, Class C, 4.63%, 07/10/2028(d)	3,000,000	3,087,656
Series 2014-UBS4, Class XD, IO, 0.94%, 06/10/2024(c)(d)	23,372,874	983,460
Series 2014-UBS5, Class D, 3.50%, 09/10/2024(b)(c)	4,500,000	3,923,777
Series 2014-UBS6, Class D, 3.96%, 12/10/2024(b)(c)(d)	5,000,000	4,459,495
Series 2014-UBS6, Class D, 4.46%, 12/10/2024(d)	1,287,000	1,305,743
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class E, 3.35%, 11/15/2027(c)(d)	4,000,000	2,711,524
DBJPM Mortgage Trust, Series 2017-C6, Class D, 3.24%, 06/10/2027(c)(d)	3,500,000	3,105,798
Freddie Mac Multifamily Structured Trust, Series 2017-K041, Class X1, IO, 0.68%, 07/25/2024(b)(d)	96,473,037	2,494,687
FREMF Mortgage Trust,
Series 2015-K46, Class B, 3.69%, 03/25/2026(c)(d)	3,000,000	3,090,326
Series 2016-K57, Class C, 3.92%, 03/25/2026(c)(d)	3,000,000	2,992,177
Series 2017-K62, Class B, 3.87%, 10/25/2028(c)(d)	1,000,000	1,026,712
Series 2017-K71, Class C, 3.88%, 02/25/2031(c)(d)	3,000,000	2,918,585
Series 2017-KF41, Class B, 4.98% (1 mo. USD LIBOR + 2.50%), 11/25/2024(c)(e)	1,792,552	1,802,625
GS Mortgage Securities Corp. II, Series 2015-GC30, Class C, 4.06%, 05/10/2025(d)	3,398,000	3,484,619
Hilton USA Trust, Series 2016-SFP, Class F, 6.16%, 11/05/2023(c)	3,000,000	3,074,505
Principal Amount		Value
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class D, 4.10%, 06/15/2023(d)	$500,000	$493,466
Series 2014-C22, Class D, 4.56%, 08/15/2024(b)(c)(d)	3,500,000	3,145,115
Series 2014-C23, Class D, 3.97%, 09/15/2024(b)(c)(d)	3,500,000	3,365,097
Series 2014-C26, Class D, 3.91%, 12/15/2024(b)(c)(d)	4,954,000	4,726,483
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class D, 3.25%, 12/15/2024(b)(c)	4,000,000	3,725,122
Series 2015-C22, Class D, 4.24%, 04/15/2025(b)(c)(d)	4,379,676	4,015,441
Series 2015-C24, Class D, 3.26%, 07/15/2025(c)	1,300,000	1,185,389
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 02/15/2026(b)(c)	3,532,000	3,159,371
Motel 6 Mortgage Trust, Series 2017-MTL6, Class F, 6.69% (1 mo. USD LIBOR + 4.25%), 08/15/2019(c)(e)	2,650,307	2,677,423
Stonemont Portfolio Trust, Series 2017-MONT, Class F, 6.04% (1 mo. USD LIBOR + 3.60%), 08/20/2019(c)(e)	3,412,884	3,427,551
Tricon American Homes Mortgage Trust, Series 2017-SFR2, Class E, 4.22%, 01/17/2036(c)	3,000,000	3,037,880
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/2024(b)(c)(d)	3,500,000	3,265,461
Series 2015-NXS2, Class D, 4.25%, 07/15/2025(d)	1,000,000	983,904
WFRBS Commercial Mortgage Trust,
Series 2014-C22, Class D, 3.91%, 09/15/2024(b)(c)(d)	3,500,000	2,942,029
Series 2014-LC14, Class D, 4.59%, 02/15/2024(b)(c)(d)	3,500,000	3,366,911
Total Collateralized Mortgage Obligations (Cost $100,869,727)		104,515,201
Shares
Preferred Stocks–10.73%
Mortgage Real Estate Investment Trusts–10.73%
AGNC Investment Corp., 7.00%, Series C, Pfd.	91,860	2,367,232
Capstead Mortgage Corp., 7.50%, Series E, Pfd.	94,301	2,401,847
PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.	97,000	2,467,680
Two Harbors Investment Corp., 7.63%, Series B, Pfd.	98,000	2,486,260
Total Preferred Stocks (Cost $9,729,526)		9,723,019

See accompanying notes which are an integral part of this schedule.
Invesco High Income 2024 Target Term Fund

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–3.32%
Mortgage Real Estate Investment Trusts–3.32%
Granite Point Mortgage Trust, Inc., 5.63%, 12/01/2022 (Cost $2,995,737)(c)	$3,000,000	$3,007,032
U.S. Treasury Securities–0.33%
U.S. Treasury Bills–0.33%
2.27% - 2.36%, 06/27/2019 (Cost $299,483)(f)(g)	300,000	299,483
	Shares
Money Market Funds–1.55%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(h)	491,466	491,466
Shares		Value
Money Market Funds (continued)–1.55%
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(h)	350,903	$351,008
Invesco Treasury Portfolio, Institutional Class, 2.28%(h)	561,675	561,675
Total Money Market Funds (Cost $1,404,149)		1,404,149
TOTAL INVESTMENTS IN SECURITIES–131.25% (Cost $115,298,622)		118,948,884
REVERSE REPURCHASE AGREEMENTS– (32.00)%		(29,000,000)
OTHER ASSETS LESS LIABILITIES–0.75%%		682,074
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$90,630,958
Investment Abbreviations:
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Maturity date reflects the anticipated repayment date.
(b)	All or a portion of the security is pledged as collateral for open reverse repurchase agreeements. See Note 1E.

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount
Well Fargo Bank, N.A.	$29,000,000	$(29,000,000)	$—

*	Amount does not include excess collateral pledged.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $87,577,310, which represented 96.63% of the Fund’s Net Assets.
(d)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2019.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2019.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1F.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(a)
Interest Rate Risk
Pay	3 mo. USD LIBOR	Quarterly	(2.826)%	Quarterly	11/29/2024	$	$(3,000,000)	$—	$(137,095)	$(137,095)
Pay	3 mo. USD LIBOR	Quarterly	(2.827)	Quarterly	11/29/2024		$(12,600,000)	—	(596,023)	(596,023)
Total Centrally Cleared Interest Rate Swap Agreements								$—	$(733,118)	$(733,118)

(a)	The daily variation margin receivable at period end is recorded in the Statement of Assets and Liabilities.

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
JPMorgan Chase Bank NA	Markit CMBX North America BBB - Index Series 8, Version 1	Sell	(3.00)%	Monthly	10/17/2057	4.60%	$8,400,000	$(1,033,148)	$(610,626)	$422,522

See accompanying notes which are an integral part of this schedule.
Invesco High Income 2024 Target Term Fund

(a)	Implied credit spreads represent the current level, as of May 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
See accompanying notes which are an integral part of this schedule.
Invesco High Income 2024 Target Term Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
Invesco High Income 2024 Target Term Fund

B.	Securities Transactions and Investment Income — (continued)
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Commercial Mortgage-Backed Securities — The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.
Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation)of investment securities, respectively.
E.	Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are shown in the Statement of Operations as Interest, facilities and maintenance fees.
F.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible
Invesco High Income 2024 Target Term Fund

F.	Swap Agreements — (continued)
bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
G.	Other Risks — The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
H.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
I.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
Invesco High Income 2024 Target Term Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$104,515,201	$—	$104,515,201
Preferred Stocks	9,723,019	—	—	9,723,019
U.S. Dollar Denominated Bonds & Notes	—	3,007,032	—	3,007,032
U.S. Treasury Securities	—	299,483	—	299,483
Money Market Funds	1,404,149	—	—	1,404,149
Total Investments in Securities	11,127,168	107,821,716	—	118,948,884
Other Investments - Assets*
Swap Agreements	—	422,522	—	422,522
Other Investments - Liabilities*
Swap Agreements	—	(733,118)	—	(733,118)
Total Other Investments	—	(310,596)	—	(310,596)
Reverse Repurchase Agreements	—	(29,000,000)	—	(29,000,000)
Total Investments	$11,127,168	$78,511,120	$—	$89,638,288

*	Unrealized appreciation (depreciation).
NOTE 3—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2019:
	Value
Derivative Assets	Credit Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — OTC	$422,522	$-	$422,522
Derivatives not subject to master netting agreements	-	-	-
Total Derivative Assets subject to master netting agreements	$422,522	$-	$422,522
	Value
Derivative Liabilities	Credit Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared	$-	$(733,118)	$(733,118)
Derivatives not subject to master netting agreements	-	733,118	733,118
Total Derivative Liabilities subject to master netting agreements	$-	$-	$-
Effect of Derivative Investments for the three months ended May 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Swap agreements	$45,500	$(7,352)	$38,148
Invesco High Income 2024 Target Term Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	$(241,199)	$(536,764)	$(777,963)
Total	$(195,699)	$(544,116)	$(739,815)
The table below summarizes the average notional value of derivatives held during the period.
Swap Agreements
Average notional value	$24,000,000
Invesco High Income 2024 Target Term Fund